State Street Institutional Investment Trust

(the “Trust”)

State Street Disciplined Global Equity Fund

(the “Fund”)

Class A (SSGGX) Class I (SSGMX) Class K (SSGKX)

SUPPLEMENT DATED DECEMBER 20, 2018 TO THE

PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (the “SAI”)

EACH DATED APRIL 30, 2018, AS SUPPLEMENTED

Effective on or about January 22, 2019 (the “Effective Date”), the Fund’s name will change. Accordingly, on the Effective Date all references to the Fund’s name in the Prospectus, Summary Prospectus and SAI are revised as follows:

Current Fund Name	New Fund Name
State Street Disciplined Global Equity Fund	State Street Defensive Global Equity Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

12202018SUP